Exhibit 10.30

AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 16, 2010, is entered into among WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation, as Seller (the “Seller”), WORTHINGTON INDUSTRIES, INC., an Ohio corporation, as Servicer (the “Servicer”), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY TO THE AGREEMENT (as defined below) (each, a “Purchaser Group” and collectively, the “Purchaser Groups”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

The Seller, the Servicer, each member of each of the Purchaser Groups and the Administrator are parties to the Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”); and

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendment to Agreement.

2.1 Paragraph 3(c) of Exhibit IV to the Agreement is hereby amended and restated in its entirety to read as follows:

Not less than one member of the Seller’s Board of Directors shall be an individual who (A) has (1) prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all Independent Directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (2) at least three years of employment experience with Amacar Group, L.L.C., Lord Securities Corporation, Global Securitization Services LLC or one or more other nationally recognized entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities (each, a “Securitization Management Provider”), (B) is employed by a Securitization Management Provider , (C) is reasonably acceptable to the Administrator as evidenced in a writing executed by the Administrator and (D) is not, and has not been for a period of five years prior to his or her appointment as an Independent Director of the Seller: (1) a stockholder (whether direct, indirect or beneficial), customer, advisor or supplier of Worthington or any of its respective Affiliates, (2) a director, officer, employee, partner, manager, attorney, affiliate, associate or consultant of Worthington or any of its Affiliates (Worthington and its Affiliates other than the Seller being hereinafter referred to as the “Parent Group”), (3) a person related to any person referred to in clauses (1) or (2) above, (4) a person or other entity controlling or under common control with any such stockholder, partner, manager, customer, supplier, employee, officer or director or (5) a trustee, conservator or receiver for any member of the Parent Group (such an individual meeting the requirements set forth above, the “Independent Director”). It being understood that, as used in this paragraph (c), “control” means the possession directly or indirectly of the power to direct or cause the direction of management policies or activities of a person or entity whether through ownership of voting securities, by contract or otherwise. The certificate of incorporation of the Seller shall provide: (i) for the same definition of “Independent Director” as set forth above, (ii) that the Seller’s Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Seller unless the Independent Director shall approve the taking of such action in writing before the taking of such action, (iii) that the provisions described in clauses (i) and (ii) cannot be amended without the prior written consent of the Independent Director and (iv) the provisions described in clauses (i), (ii) and (iii) may not be amended without the prior written consent of the Agent;

3. Representations and Warranties. The Seller and the Servicer each hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party to the Agreement as follows:

(a) Representations and Warranties. Its representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms; and

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment. All provisions of the Agreement, including as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of: counterparts of: (a) this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto, (b) a fully executed copy of an amendment to the Certificate of Incorporation for the Seller in form and substance satisfactory to the Administrator in its commercially reasonable discretion and (c) such other documents, instruments, agreements and opinions as the Administrator may request.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law other than Section 5-1401 of the New York General Obligations Law).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES CORPORATION, as Seller

By:	/s/ Dale T. Brinkman
Name:	Dale T. Brinkman
Title:	Vice President & Secretary

WORTHINGTON INDUSTRIES, INC., as Servicer

By:	/s/ Matthew A. Lockard
Name:	Matthew A. Lockard
Title:	Vice President & Treasurer

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President